FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries

September 30, 2004

Financial Guaranty Insurance Company and Subsidiaries

Financial Statements

September 30, 2004

Contents

Balance Sheets at September 30, 2004 (Unaudited) and December 31, 2003

1

Statements of Income for the Three Months and Nine Months Ended September 30, 2004

and 2003 (Unaudited)

2

Statements of Cash Flows for the Nine Months Ended September 30, 2004

and 2003 (Unaudited)

3

Notes to Financial Statements (Unaudited)

4

Financial Guaranty Insurance Company and Subsidiaries

Balance Sheets

(Dollars in thousands, except per share amounts)

	Successor
	September 30	December 31
	2004	2003
	(Unaudited)
Assets
Fixed maturity securities, available for sale, at fair value (amortized cost of $2,884,842 in 2004 and $2,688,459 in 2003)	$2,902,305	$2,691,922
Short-term investments, at cost, which approximates fair value	85,911	14,377
Total investments	2,988,216	2,706,299
Cash and cash equivalents	71,863	78,645
Accrued investment income	37,396	32,803
Receivable for securities sold	86	170
Reinsurance recoverable on losses	4,180	8,065
Other reinsurance receivables	–	5,295
Deferred policy acquisition costs	26,709	2,921
Receivable from related parties	118	9,759
Property and equipment, net of accumulated depreciation of $37 in 2004	1,446	–
Prepaid reinsurance premiums	112,984	123,768
Prepaid expenses and other assets	7,114	6,058
Current federal income taxes receivable	–	126
Total assets	$3,250,112	$2,973,909

Liabilities and stockholder’s equity
Liabilities:
Unearned premiums	$ 1,020,348	$ 918,882
Losses and loss adjustment expenses	41,522	40,467
Ceded reinsurance payable	605	114
Accounts payable and accrued expenses	22,050	19,238
Obligations under capital lease	6,347	6,982
Payable for securities purchased	13,159	–
Current federal income taxes payable	7,711	–
Deferred federal income taxes payable	29,888	18,862
Total liabilities	1,141,630	1,004,545

Stockholder’s equity:
Common stock, par value $1,500 per share; 10,000 shares authorized, issued and outstanding	15,000	15,000
Additional paid-in capital	1,857,772	1,857,772
Accumulated other comprehensive income, net of tax	12,524	2,059
Retained earnings	223,186	94,533
Total stockholder’s equity	2,108,482	1,969,364
Total liabilities and stockholder’s equity	$ 3,250,112	$ 2,973,909

See accompanying notes to unaudited interim financial statements.

Financial Guaranty Insurance Company and Subsidiaries

Statements of Income

(Unaudited)

(Dollars in thousands)

	Successor	Predecessor	Successor	Predecessor
	Three months ended		Nine months ended
	September 30		September 30
	2004	2003	2004	2003
Revenues:
Gross premiums written	$ 87,869	$ 63,211	$ 250,720	$ 205,152
Ceded premiums written	(797)	(4,448)	(4,356)	(423)
Net premiums written	87,072	58,763	246,364	204,729
Increase in net unearned premiums	(37,312)	(20,067)	(112,251)	(89,705)
Net premiums earned	49,760	38,696	134,113	115,024

Net investment income	24,784	29,585	70,814	89,563
Net realized (losses) gains	(318)	–	460	30,382
Other income	117	470	674	527
Total revenues	74,343	68,751	206,061	235,496

Expenses:
Losses and loss adjustment expenses	6,725	407	6,319	4,136
Underwriting expenses	19,453	18,139	55,254	48,811
Policy acquisition cost deferred	(8,563)	(4,367)	(24,874)	(19,171)
Amortization of deferred policy acquisition costs	745	3,733	1,086	12,335
Total expenses	18,360	17,912	37,785	46,111

Income before income taxes	55,983	50,839	168,276	189,385
Federal income tax expense	14,029	8,685	39,623	41,182
Net income	$ 41,954	$ 42,154	$ 128,653	$ 148,203

See accompanying notes to unaudited interim financial statements.

Financial Guaranty Insurance Company and Subsidiaries

Statements of Cash Flows

(Unaudited)

(Dollars in thousands)

	Successor	Predecessor
	Nine months ended
	September 30
	2004	2003
Operating activities
Net income	$ 128,653	$ 148,203
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of deferred policy acquisition costs	1,086	12,335
Policy acquisition costs deferred	(24,874)	(19,171)
Depreciation of property and equipment	37	8
Amortization of fixed maturity securities	26,163	14,955
Net realized gains on investments	(460)	(30,382)
Provision for deferred income taxes	5,617	(3,184)
Change in accrued investment income, prepaid expenses and other assets	(5,649)	2,599
Change in receivable from related parties	9,641	–
Change in other reinsurance receivables	5,295	–
Change in reinsurance recoverable on losses	3,885	(1,029)
Change in prepaid reinsurance premiums	10,784	16,488
Change in current federal income tax receivable	126	–
Change in unearned premiums	101,466	73,217
Change in losses and loss adjustment expenses	1,055	5,181
Change in ceded reinsurance payable and accounts payable and accrued expenses	3,303	3,775
Change in current federal income taxes payable	7,711	(9,993)
Net cash provided by operating activities	273,839	213,002

Investing activities
Sales and maturities of fixed maturity securities	386,843	824,161
Purchases of fixed maturity securities	(607,690)	(849,113)
Purchases, sales and maturities of short-term investments	(71,534)	(174,494)
Receivable for securities sold, net of payable for securities purchased	13,243	(9,846)
Purchase of fixed assets	(1,483)	(124)
Net cash used in investing activities	(280,621)	(209,416)

Net (decrease) increase in cash and cash equivalents	(6,782)	3,586
Cash and cash equivalents at beginning of period	78,645	7,260
Cash and cash equivalents at end of period	$ 71,863	$ 10,846

See accompanying notes to unaudited interim financial statements.

FGIC Corporation and Subsidiaries

Notes to Consolidated Financial Statements

(Unaudited)

September 30, 2004

(Dollars in thousands)

1. Basis of Presentation

Financial Guaranty Insurance Company (the “Company”) is a wholly-owned subsidiary of FGIC Corporation (the “Parent”). The Parent was a wholly-owned subsidiary of General Electric Capital Corporation (“GE Capital”). The Company provides financial guaranty insurance for public finance and structured finance obligations. The Company began insuring public finance obligations in 1984 and structured finance obligations in 1988. The Company’s financial strength is rated “Aaa” by Moody’s Investors Service, Inc. (“Moody’s”), “AAA” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), and “AAA” by Fitch Ratings, Inc. (“Fitch”). The Company is licensed to engage in financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico and, through a branch, in the United Kingdom.

On December 18, 2003, an investor group consisting of The PMI Group, Inc. (“PMI”), affiliates of the Blackstone Group L.P. (“Blackstone”), affiliates of the Cypress Group L.L.C. (“Cypress”) and affiliates of CIVC Partners L.P. (“CIVC”), collectively the “Investor Group”, completed the acquisition (the “Transaction”) of FGIC Corporation from a subsidiary of GE Capital in a transaction valued at approximately $2,200,000. At the closing of the Transaction, the Investor Group, acting through an affiliate, paid GE Capital a cash purchase price of approximately $1,600,000, which was funded by equity investments by the Investor Group and borrowings of approximately $227,300 under a bridge loan facility within an affiliate of Bank of America Corporation. The bridge loan originally was to mature on December 16, 2004; however, the bridge loan was repaid with the proceeds of the Senior Notes issued on January 12, 2004. In addition, FGIC Corporation paid GE Capital approximately $284,300 in pre-closing dividends and GE Capital retained 2,346 shares of Convertible Preferred Stock (the “Senior Preferred Shares”) with an aggregate liquidation preference of $234,600 and approximately 5% of FGIC Corporation’s common stock. PMI is the largest stockholder of FGIC Corporation, owning approximately 42% of its common stock at December 31, 2003. Blackstone, Cypress and CIVC own approximately 23%, 23% and 7% of FGIC Corporation’s common stock, respectively, at December 31, 2003.

During 2004, the Company formed two subsidiaries; FGIC U.K. Services Limited and FGIC U.K. Limited, both U.K. corporations.

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements

(Unaudited) (continued)

(Dollars in thousands)

1. Basis of Presentation (continued)

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the nine-month period ended September 30, 2004 are not necessarily indicative of results that may be expected for the year ending December 31, 2004.

These unaudited interim financial statements should be read in conjunction with the financial statements and related notes included in the 2003 audited financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

As a result of the Transaction effective on December 18, 2003, the basis of the assets and liabilities has changed, which necessitates the presentation of Predecessor Company and the Successor Company columns in the Balance Sheets, Statements of Income and Cash Flows.

2. Consolidation

The consolidated financial statements include the accounts of the Company and its Subsidiaries, FGIC U.K. Services Limited and FGIC U.K. Limited both U.K. Corporations.   All significant intercompany balances have been eliminated.

3. Income Taxes

The Company’s effective federal corporate tax rate (23.5% and 21.7% for the nine months ended September 30, 2004 and 2003, and 25.1% and 17.1% for the three months ended September 30, 2004 and 2003, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements

(Unaudited) (continued)

(Dollars in thousands)

4. Reinsurance

Net premiums earned are shown net of ceded premiums earned of $15,140 and $16,900, respectively, for the nine months ended September 30, 2004 and 2003, and $6,111 and $8,000 for the three months ended September 30, 2004 and 2003, respectively.

5. Comprehensive Income

Accumulated other comprehensive income (loss) of the Company consists of net unrealized gains on investment securities and foreign currency translation adjustments. The components of total comprehensive income (loss) for the three month and nine month periods ended September 30, 2004 and 2003 are as follows:

	Successor	Predecessor	Successor	Predecessor
	Three months ended September 30,		Nine months ended September 30,
	2004	2003	2004	2003
Net Income	$ 41,954	$ 42,154	$ 128,653	$ 148,203
Other comprehensive (loss)	58,056	(50,884)	10,465	(17,789)
Total comprehensive (loss)	$ 100,010	$ (8,730)	$ 139,118	$ 130,414

The components of other comprehensive income (loss) for the three month and nine month periods ended September 30, 2004 and 2003 are as follows:

	Successor
	Nine months ended September 30, 2004
	Before		Net of
	Tax		Tax
	Amount	Tax	Amount

Unrealized holding gains arising during the period	$ 14,755	$ (5,164)	$ 9,591
Less reclassification adjustment for gains realized in net income	(460)	161	(299)
Unrealized gains on investments	14,295	(5,003)	9,292
Foreign currency translation adjustment	1,804	(631)	1,173
Total other comprehensive income	$ 16,099	$ (5,634)	$ 10,465

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements

(Unaudited) (continued)

(Dollars in thousands)

5. Comprehensive Income (continued)

	Successor
	Three months ended September 30, 2004
	Before		Net of
	Tax		Tax
	Amount	Tax	Amount

Unrealized holding gains arising during the period	$ 88,860	$ (31,101)	$ 57,759
Less reclassification adjustment for losses realized in net income	318	(111)	207
Unrealized gains on investments	89,178	(31,212)	57,966
Foreign currency translation adjustment	139	(49)	90
Total other comprehensive income	$ 89,317	$ (31,261)	$ 58,056

	Predecessor
	Nine months ended September 30, 2003
	Before		Net of
	Tax		Tax
	Amount	Tax	Amount

Unrealized holding gains arising during the period	$ 340	$ (119)	$ 221
Less reclassification adjustment for gains realized in net income	(30,382)	10,634	(19,748)
Unrealized losses on investments	(30,042)	10,515	(19,527)
Foreign currency translation adjustment	2,674	(936)	1,738
Total other comprehensive loss	$ (27,368)	$ 9,579	$ (17,789)

Predecessor
Three months ended September 30, 2003
	Before		Net of
	Tax		Tax
	Amount	Tax	Amount

Unrealized holding losses arising during the period	$ (77,811)	$ 27,234	$ (50,577)
Less reclassification adjustment for gains realized in net income	–	–	–
Unrealized losses on investments	(77,811)	27,234	(50,577)
Foreign currency translation adjustment	(472)	165	(307)
Total other comprehensive loss	$ (78,283)	$ 27,399	$ (50,884)

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements

(Unaudited) (continued)

(Dollars in thousands)

6. Variable Interest Entities

In January 2003, the FASB issued Financial Interpretation No. 46, Consolidation of Variable Interest Entities (“FIN 46”), which the Company adopted on July 1, 2003. FIN 46’s consolidation criteria are based upon analysis of risks and rewards, not control, and represent a significant and complex modification of previous accounting principles. FIN 46 represents an accounting change not a change in the underlying economics associated with the transactions, which may be affected by the Interpretation. FIN 46 clarifies the consolidation criteria for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity.

As a part of its structured finance business, the Company insures debt obligations or certificates issued by special purposes entities. On September 30, 2004, the Company had approximately $1,110,405 of gross principal outstanding related to insurance contracts issued to commercial paper conduits—variable interest entities under FIN 46—which the Company does not believe requires consolidation but which requires disclosure. With respect to the remainder of the structured finance transactions insured, the Company has evaluated the transactions, but does not believe any such transactions require consolidation or disclosure under FIN 46.

7. Issuance of Preferred Trust Securities

On July 19, 2004, FGIC closed on its new $300,000 “Soft Capital” facility of “Money Market Committed Preferred Custodial Trust Securities (“CPS Securities”).  This replaces the existing $300,000 "Soft Capital" facility previously provided by GE Capital.  The CPS securities are structured in six separate and newly organized Delaware trusts, each trust will issue $50,000 in CPS Securities on a rolling 28 day auction rate basis.  Proceeds from these securities are invested in high grade, short term securities (the "Eligible Assets") and held in the respective trust.  To draw down these funds, which are available completely at the Company’s discretion, the Company would exercise a put option against each trust, whereby it issues in perpetual preferred shares in FGIC to the holders of the securities in exchange for the Eligible Assets.  During the three and nine month periods ended September 30, 2004, the Company recorded expense of $387 for the right to put its shares to the Trusts.  These Trusts are considered variable interest entities under FIN46, however, the Company is not considered the primary beneficiary and therefore is not required to consolidate the Trusts.